PRUDENTIAL MyRockSM ADVISOR VARIABLE ANNUITY
PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
Supplement dated April 15, 2020
To
the current Prospectus
This Rate Sheet Prospectus Supplement (this “Supplement”) should be read and retained with the prospectus for the Prudential MyRockSM Advisor Variable Annuity (the “Annuity”). If you would like another copy of the prospectus, please call us at 1-888-PRU-2888.
This Supplement provides the Income Growth Rate and Income Percentages that we are currently offering for the Defined Income Benefit available with the Annuity. This Supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement(s), and must be used in conjunction with an effective prospectus for the Annuity.
The rates below apply to Purchase Payments made to Annuities with the Defined Income Benefit, and new elections of the Defined Income Benefit made between April 15, 2020 and April 30, 2020.*
The Income Growth Rate and Income Percentages may be different than those listed below for Purchase Payments and new elections of the Defined Income Benefit made on or after May 1, 2020. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.
Income Growth Rate:
6.60% annually on a simple interest basis
Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Designated Life (younger Spousal Designated Life for Spousal benefit) as of the date the Purchase Payment(s) or, for new elections of the Defined Income Benefit, the benefit election form, is received in Good Order, according to the tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.30%	2.80%	66	5.50%	5.00%
46	3.45%	2.95%	67	5.55%	5.05%
47	3.55%	3.05%	68	5.55%	5.05%
48	3.70%	3.20%	69	5.60%	5.10%
49	3.85%	3.35%	70	5.65%	5.15%
50	3.90%	3.40%	71	5.75%	5.25%
51	4.00%	3.50%	72	5.80%	5.30%
52	4.10%	3.60%	73	5.90%	5.40%
53	4.25%	3.75%	74	5.95%	5.45%
54	4.35%	3.85%	75	6.05%	5.55%
55	4.45%	3.95%	76	6.10%	5.60%
56	4.55%	4.05%	77	6.15%	5.65%
57	4.65%	4.15%	78	6.25%	5.75%
58	4.70%	4.20%	79	6.30%	5.80%
59	4.80%	4.30%	80	6.35%	5.85%
60	4.90%	4.40%	81	6.45%	5.95%
61	5.00%	4.50%	82	6.55%	6.05%
62	5.10%	4.60%	83	6.65%	6.15%
63	5.25%	4.75%	84	6.75%	6.25%
64	5.35%	4.85%	85	6.85%	6.35%
65	5.45%	4.95%

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*In order for you to receive the Income Growth Rate and Income Percentages reflected in this Supplement, your Annuity application or benefit election form must be signed within the time period disclosed above. From the date you sign your Annuity application or elect the Defined Income Benefit, we must also receive that paperwork in Good Order within 15 calendar days, and new Annuities must be funded within 60 calendar days. (Please note that if you plan to fund your new Annuity with multiple Purchase Payments, each Purchase Payment after the initial Purchase Payment will receive the Income Growth Rate and Income Percentages in effect at the time the Purchase Payment is applied to the Annuity.) If these conditions are not met, and you decide to proceed with the purchase of the Annuity, additional paperwork will be required to issue the contract with the applicable rates in effect at that time. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.
Subject to the rules stated above, it is important to note that if either (1) Income Growth Rate; and/ or (2) the Income Percentages (collectively the “set of rates”) that we are currently offering on the effective date of the benefit is higher than the set of rates we were offering on the date you signed the applicable paperwork and neither the Income Growth Rate nor any Income Percentages have decreased, you will receive that higher set of rates. If any rates have decreased when we compare the set of rates that we were offering on the day you signed your paperwork to the set of rates that we are offering on the effective date of the benefit, your Defined Income Benefit will be issued with the set of rates that were in effect on the day you signed your paperwork.
NON-GUARANTEED ELEMENTS
The Defined Income Benefit Charge is a daily equivalent charge assessed as a percentage of the Sub-account assets and may be increased one or more times on or after the 3rd anniversary of the Benefit Issue Date up to the maximum annual rate shown below. We will notify you in advance of any change to the charge and you will be given an opportunity to “opt out” of any charge increase subject to certain conditions.

	Current	Maximum
Defined Income Benefit Charge	0.80%	1.50%

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